Arbitral Award Settlement and Associated Mining Data Sale:	9 Months Ended
Sep. 30, 2017
Arbitral Award Settlement and Associated Mining Data Sale: [Abstract]
Arbitral Award Settlement and Associated Mining Data Sale:

Note 3.      Arbitral Award Settlement and Associated Mining Data Sale:

In October 2009, we initiated a claim (the "Brisas Arbitration") under the additional facility rules of the International Centre for the Settlement of Investment Disputes ("ICSID") of the World Bank to obtain compensation for the losses caused by the actions of Venezuela that terminated the Brisas Project. In September 2014, the ICSID Tribunal granted us an Arbitral Award (the “Award”) totaling (i) $713 million in damages, plus (ii) pre-award interest from April 2008 through the date of the Award based on the U.S. Government Treasury Bill Rate, compounded annually totaling, as of the date of the Award, approximately $22.3 million and (iii) $5 million for legal costs and expenses, for a total, as of September 22, 2014, of $740.3 million. The Award (less legal costs and expenses) accrues post-award interest at a rate of LIBOR plus 2%, compounded annually, which, as a result of the Settlement Agreement, has been temporarily stayed.

In July 2016, we signed the Settlement Agreement whereby Venezuela agreed to pay us the Award (including interest) and purchase our mining data, previously compiled in association with our development of the Brisas Project (the "Mining Data"). Under the terms of the Agreement, Venezuela agreed to pay the Company $792 million to satisfy the Award and $240 million for the purchase of the Mining Data for a total of approximately $1.032 billion in installments over approximately 24 months. The first $240 million to be received from Venezuela is related to the sale of the Mining Data.

Venezuela agreed to make a payment of $40 million (the "Initial Payment") followed by 23 monthly payments of $29.5 million on or before the 10th day of each month starting in July 2017, with a final payment of approximately $313.3 million scheduled to be paid on or before June 10, 2019. As of the date of this report, approximately $187.5 million has been paid.

In addition, Venezuela irrevocably waived its right to appeal the February 2017 judgment issued by the Cour d'appel de Paris dismissing the annulment applications filed by Venezuela in respect of the Award and agreed to terminate all other proceedings seeking annulment of the Award. Venezuela also agreed to, but has not yet completed, the placement of Venezuelan financial instruments with a face value of $350 million and freely negotiable in international markets in trust as collateral for the future payments.

Pursuant to a 2012 restructuring of convertible notes, we issued Contingent Value Rights ("CVRs") that entitle the holders to an aggregate of 5.466% of any proceeds associated with the collection of the Award, sale of mining data or an enterprise sale (the "Proceeds"), less amounts sufficient to pay or reserve for taxes payable, certain associated professional fees and expenses not to exceed $10 million, any accrued operating expenses as of the date of the receipt of proceeds not exceed $1 million and the balance of any remaining Notes and accrued interests thereon (the  "Net Proceeds"). The estimated amount due pursuant to the terms of the CVRs as of September 30, 2017, based on the Net Proceeds from the sale of the Mining Data is approximately $4.9 million.

The Board of Directors approved a bonus plan (the "Bonus Plan") in May 2012, which is intended to compensate the participants, including executive officers, employees, directors and consultants for their contributions related to: the development of the Brisas Project; the manner in which the development effort was carried out allowing the Company to present a strong defense of its arbitration claim; the support of the Company's execution of the Arbitration Proceedings; and the on-going efforts to assist with positioning the Company in the collection of an award, sale of the Mining Data or enterprise sale. The bonus pool under the Bonus Plan is comprised of the gross proceeds collected or the fair value of any consideration realized related to such transactions less applicable taxes multiplied by 1% of the first $200 million and 5% thereafter. The Bonus Plan is administered by a committee of independent directors. The Committee selected the individual participants in the Bonus Plan and fixed the relative percentage of the total pool to be distributed to each participant. Participation in the Bonus Plan by existing participants is fully vested, subject to voluntary termination of employment or termination for cause. The estimated amount due to participants pursuant to the terms of the Bonus Plan as of September 30, 2017 is $1.4 million which is included in corporate general and administrative expense in the Consolidated Statements of Operations for the nine months ended September 30, 2017.

Following receipt of funds that we are able to transfer from the Trust Account (as defined below) and after applicable payments of Net Proceeds (as defined in the CVRs) to holders of our CVRs and employees under our Bonus Plan, we expect to distribute to our shareholders, in the most cost efficient manner, a substantial majority of any remaining proceeds, subject to applicable regulatory requirements regarding capital and reserves for operating expenses, accounts payable and income taxes, and any obligations arising as a result of the collection of the Award and/or sale of the Mining Data.